EXHIBIT 32.1
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             CERTIFICATION PURSUANT TO 18 U.S.C. ss.1350, AS ADOPTED
              PURSUANT TO ss.906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the quarterly report of Spire Corporation (the "Company") on Form 10-QSB (the "Report") for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof, I, Roger G. Little, Chairman of the Board, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 14, 2006             By: /s/ Roger G. Little
                                         -------------------------------
                                         Roger G. Little
                                         Chairman of the Board, Chief Executive
                                         Officer and President



     A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.